Exhibit 99.1

NEWS RELEASE

TriQuint Announces Third Quarter 2010 Results

HILLSBORO, OREGON (USA) – October 27, 2010 – TriQuint Semiconductor, Inc (NASDAQ: TQNT), a leading RF front-end product and foundry services provider, announces its financial results for the quarter ended October 2, 2010, including the following highlights:

•	Revenue was $237.0 million, up 14% from Q2’10 and 37% from Q3’09

•	Mobile Devices quarterly revenue grew 28% from Q2’10 and 37% from Q3’09

•	Net Income was $110.9 million or $0.68 per diluted share which includes a tax benefit of $72.1 million

•	Non-GAAP Net Income was $44.2 million or $0.27 per diluted share

•	Named to Forbes.com “Most Trustworthy Companies” list

•	Released TQP15 Foundry process for mmWave applications: VSAT, satellite and point to point radios

•	Announced integration strategy for Base Station products - four levels of integration

•	Launched heat spreading capability for high power die sales - Die on Tab

•	Awarded a $17.5 million Title III gallium nitride manufacturing development contract by the US Air Force Research Laboratory

Commenting on the results for the quarter ended October 2, 2010, Ralph Quinsey, President and Chief Executive Officer, stated “I am very pleased with our results this quarter and am excited about our long term opportunities. We’ve turned in record third quarter revenue and, not including favorable non cash tax effects, generated more non-GAAP net income in Q3 than we did in either of the preceding 2 years. Our strategy of RF integration, multi-market innovation, and growth for scale has been effective. Looking forward I expect that the RF market will remain healthy and TriQuint will benefit from a strong product roadmap built on industry leading technology platforms.”

Summary Financial Results for the Quarter Ended October 2, 2010:

Revenue for the third quarter of 2010 was $237.0 million, up 37% from the third quarter of 2009 and 14% sequentially. Networks continued to enjoy a strong rebound from the lows of 2009, with revenue growing 61% compared to the third quarter of 2009. Mobile Devices showed robust growth, with revenue increasing 28% sequentially and 37% compared to the third quarter of 2009.

Net income for the third quarter of 2010 was $110.9 million, or $0.68 per diluted share. Non-GAAP net income for the third quarter was $44.2 million, or $0.27 per diluted share. The company recognized a tax benefit of $72.1 million during the third quarter primarily due to the reversal of a valuation allowance previously placed on our net deferred tax assets, which are mostly net operating loss carryforwards (NOLs). This reversal is a non-cash event that indicates strengthened conviction in the company’s ability to generate sufficient profits to fully utilize these NOLs. Please see the discussion of non-GAAP financial measures below and the attached supplemental schedule for a reconciliation of GAAP to non-GAAP financial measures.

Gross margin for the third quarter of 2010 was 41.3%, up from 33.8% in the third quarter of 2009. On a non-GAAP basis, gross margin was 42.3%, up from 35.0% in the third quarter of 2009.

Operating expenses for the third quarter of 2010 were $59.1 million, or 24.9% of revenue, up from $47.7 million in the third quarter of 2009. Non-GAAP operating expenses for the quarter were $56.0 million or 23.6% of revenue.

Outlook:

The company believes fourth quarter revenue will be between $245 million and $255 million. At the midpoint, this implies revenue growth in 2010 of 33% over the prior year. Looking to 2011, the company believes continued robust growth in demand should lead to revenue growth of about 20%. For the fourth quarter of 2010, the company expects that strong growth in the mobile devices market will lead to a non-GAAP gross margin between 41% and 42%. Non-GAAP operating expenses are expected to grow to about $59 million, or 24% of revenue. Fourth quarter net income is expected to be between $0.26 and $0.28 per share on a non-GAAP basis. The company is 91% booked to the midpoint of revenue guidance.

Additional Information Regarding October 2, 2010 Results:

GAAP and non-GAAP financial measures are presented in the tables below (in millions, except for percentage and per share information). Non-GAAP financial measures are reconciled to the corresponding GAAP financial measures in the financial statement portion of this press release.

GAAP RESULTS

	Three Months Ended					Nine Months Ended
	Q3 2010	Q2 2010	Change vs. Q2 2010	Q3 2009	Change vs. Q3 2009	Q3 2010	Q3 2009	Change vs. Q3 2009
Revenue	$237.0	$207.5	14%	$173.0	37%	$625.3	$461.0	36%

GM	41.3%	41.2%	0.1%	33.8%	7.5%	40.3%	29.6%	10.7%

Op Income (Loss)	$38.9	$26.7	46%	$10.7	264%	$78.8	$(1.7)	4735%

Net Income (Loss)	$110.9	$22.5	393%	$10.5	956%	$147.1	$(1.2)	12358%

Diluted EPS	$0.68	$0.14	$0.54	$0.07	$0.61	$0.91	$(0.01)	$0.92

NON-GAAP RESULTS A

	Three Months Ended					Nine Months Ended
	Q3 2010	Q2 2010	Change vs. Q2 2010	Q3 2009	Change vs. Q3 2009	Q3 2010	Q3 2009	Change vs. Q3 2009
Revenue	$237.0	$207.5	14%	$173.0	37%	$625.3	$461.0	36%

GM	42.3%	42.3%	0.0%	35.0%	7.3%	41.3%	30.7%	10.6%

Op Income	$44.3	$33.0	34%	$15.8	180%	$95.4	$15.2	528%

Net Income	$44.2	$33.1	34%	$16.0	176%	$94.9	$15.4	516%

Diluted EPS	$0.27	$0.20	$0.07	$0.10	$0.17	$0.58	$0.10	$0.48

A	Excludes stock based compensation charges, non-cash tax expense, certain charges associated with acquisitions, and other specifically identified non-routine transactions.

Conference Call:

TriQuint will host a conference call this afternoon at 2:00 p.m. PDT to discuss the results for the quarter as well as our future expectations for the company. To access the conference call, please dial (888) 813-6582 domestically, or (706) 643-7082 internationally, approximately ten minutes prior to the beginning of the call, using passcode 93960016. The call can also be heard via webcast accessed through the “Investors” section of TriQuint’s web site. A replay of the conference call will be available until midnight on November 3, 2010 from the Investors section of the company’s website at: www.triquint.com/investors/events.

Non-GAAP Financial Measures:

This press release provides financial measures for net income, diluted earnings per share, gross profit, operating expenses, and operating income that exclude equity compensation expense, non-cash tax expense, certain charges associated with acquisitions, and other specifically identified non-routine items, and are therefore not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). The non-cash tax expense includes certain deferred tax charges and benefits that do not result in a tax payment or tax refund. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance that enhances management’s and investors’ ability to evaluate TriQuint’s operating results.

These non-GAAP financial measures are not intended to be used in isolation and should not be considered a substitute for any other performance measure determined in accordance with GAAP. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool, including that other companies may calculate similar non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool. The company compensates for these limitations by providing specific information regarding the GAAP amount excluded from the non-GAAP financial measures. The company further compensates for the limitations of our use of non-GAAP financial measures by presenting comparable GAAP measures more prominently. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this press release with our GAAP net income and net income per share. For more information, see the consolidated operating statements and reconciliation of non-GAAP measurements contained in this press release.

Forward-Looking Statements:

This press release contains forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding TriQuint’s anticipated revenues and non-GAAP gross margins, operating expenses and net income. Actual results may vary materially from those expressed or implied in the statements herein or from historical results, due to changes in economic, business, competitive, technological and/or regulatory factors, including TriQuint’s performance; demand for TriQuint’s products; TriQuint’s ability to develop new products, improve yields, maintain product pricing and reduce costs; TriQuint’s ability to win customers, increase market share and continue to provide expected levels of inventory to customers; inventory levels in our markets and market conditions. Additional considerations and important risk factors are described in TriQuint’s reports on Form 10-K and 10-Q and other filings with the Securities and Exchange Commission. These reports can be accessed at the SEC web site, www.sec.gov. Except as required by law, TriQuint undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements.

A reader of this release should understand that it is not possible to predict or identify all risk factors and should not consider the risk factors described in TriQuint’s filings with the Securities and Exchange Commission to be a complete statement of all potential risks and uncertainties.

Facts About TriQuint

TriQuint Semiconductor (NASDAQ: TQNT) celebrates its 25th anniversary in 2010 as a leading global provider of innovative RF solutions and foundry services for the world’s leading communications, defense and aerospace companies. People and organizations around the world need real-time, all-the-time connections; TriQuint products help reduce the cost and increase the performance of connected mobile devices and the networks that deliver critical voice, data and video communications. With the industry’s broadest technology portfolio, recognized R&D leadership, and expertise in high-volume manufacturing, TriQuint creates standard and custom products using gallium arsenide (GaAs), gallium nitride (GaN), surface acoustic wave (SAW) and bulk acoustic wave (BAW) technologies. The company has ISO9001-certified manufacturing facilities in the U.S., production in Costa Rica, and design centers in North America and Germany. For more information, visit www.triquint.com.

TriQuint: Connecting the Digital World to the Global Network®

Steve Buhaly VP of Finance & Administration, CFO TriQuint Semiconductor, Inc Tel: +1.503.615.9401 E-mail: sbuhaly@tqs.com	Heidi A. Flannery Investor Relations Counsel Fi. Comm Tel: +1.541.322.0230 E-Mail: heidi.flannery@ficomm.com	Media Contact: Brandi Frye Director, Marketing Comms TriQuint Semiconductor, Inc. Tel: +1.503.615.9488 E-mail: bfrye@tqs.com

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	October 2, 2010	July 3, 2010	December 31, 2009
Assets
Current assets:
Cash, cash equivalents and investments	$187,170	$175,122	$153,935
Accounts receivable, net	141,795	120,968	88,090
Inventories	103,346	99,728	89,964
Other current assets	95,112	37,052	26,695

Total current assets	527,423	432,870	358,684

Property, plant and equipment, net	309,914	289,451	275,985
Other, net	62,365	41,388	45,372

Total assets	$899,702	$763,709	$680,041

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$112,826	$97,392	$70,547
Other accrued liabilities	13,453	12,253	12,176

Total current liabilities	126,279	109,645	82,723

Long term income tax liability	9,247	9,067	10,077
Other long-term liabilities	8,878	8,033	10,079

Total liabilities	144,404	126,745	102,879

Stockholders’ equity	755,298	636,964	577,162

Total liabilities and stockholders’ equity	$899,702	$763,709	$680,041

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	October 2, 2010	July 3, 2010	September 26, 2009	October 2, 2010	September 26, 2009
Revenues	$236,998	$207,478	$172,955	$625,314	$460,965
Cost of goods sold	139,039	121,995	114,513	373,373	324,654

Gross profit	97,959	85,483	58,442	251,941	136,311

Operating expenses:
Research, development and engineering	32,978	32,640	28,282	96,397	78,971
Selling, general and administrative	26,115	26,131	19,422	76,727	56,089
Settlement of lawsuit	—	—	—	—	2,950

Total operating expenses	59,093	58,771	47,704	173,124	138,010

Operating income (loss)	38,866	26,712	10,738	78,817	(1,699)

Other (expense) income:
Interest income	85	112	139	308	677
Interest expense	(189)	(167)	(179)	(559)	(721)
Foreign currency (loss) gain	(202)	7	60	(411)	(54)
Other, net	248	63	9	316	439

Other (expense) income, net	(58)	15	29	(346)	341

Income (loss) before income tax	38,808	26,727	10,767	78,471	(1,358)

Income tax (benefit) expense	(72,083)	4,268	256	(68,588)	(126)

Net income (loss)	$110,891	$22,459	$10,511	$147,059	$(1,232)

Per Share Data
Basic per share net income (loss)	$0.71	$0.14	$0.07	$0.95	$(0.01)
Diluted per share net income (loss)	$0.68	$0.14	$0.07	$0.91	$(0.01)

Weighted-average shares outstanding:
Basic	155,734	154,938	150,878	154,737	148,789
Diluted	162,653	161,562	157,344	161,146	148,789

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(% of revenue)

	Three Months Ended			Nine Months Ended
	October 2, 2010	July 3, 2010	September 26, 2009	October 2, 2010	September 26, 2009
Revenues	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of goods sold	58.7%	58.8%	66.2%	59.7%	70.4%

Gross profit	41.3%	41.2%	33.8%	40.3%	29.6%

Operating expenses:
Research, development and engineering	13.9%	15.7%	16.4%	15.4%	17.1%
Selling, general and administrative	11.0%	12.6%	11.2%	12.3%	12.2%
Settlement of lawsuit	—	—	—	—	0.6%

Total operating expenses	24.9%	28.3%	27.6%	27.7%	29.9%

Operating income (loss)	16.4%	12.9%	6.2%	12.6%	-0.3%

Other (expense) income:
Interest income	0.1%	0.1%	0.1%	0.0%	0.1%
Interest expense	-0.1%	-0.1%	-0.1%	-0.1%	-0.2%
Foreign currency (loss) gain	-0.1%	0.0%	0.0%	-0.1%	-0.0%
Other, net	0.1%	0.0%	0.0%	0.1%	0.1%

Other (expense) income, net	0.0%	0.0%	0.0%	-0.1%	0.0%

Income (loss) before income tax	16.4%	12.9%	6.2%	12.5%	-0.3%

Income tax expense (benefit)	-30.4%	2.1%	0.1%	-11.0%	0.0%

Net income (loss)	46.8%	10.8%	6.1%	23.5%	-0.3%

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended						Nine Months Ended
	October 2, 2010		July 3, 2010		September 26, 2009		October 2, 2010		September 26, 2009
	(% of revenues)		(% of revenues)		(% of revenues)		(% of revenues)		(% of revenues)
GAAP GROSS PROFIT	$97,959	41.3%	$85,483	41.2%	$58,442	33.8%	$251,941	40.3%	$136,311	29.6%
Adjustment for stock based compensation charges	1,321	0.6%	1,129	0.5%	1,268	0.7%	3,407	0.5%	2,531	0.5%
Adjustment for charges associated with acquisitions
Amortization of intangible assets	1,039	0.4%	1,026	0.5%	869	0.5%	3,086	0.5%	2,471	0.5%
Writeoff IPR&D for abandoned product lines	—	0.0%	38	0.1%	—	0.0%	38	0.0%	—	0.0%
Increase in value of inventory	—	0.0%	—	0.0%	—	0.0%	—	0.0%	338	0.1%

NON-GAAP GROSS PROFIT	$100,319	42.3%	$87,676	42.3%	60,579	35.0%	$258,472	41.3%	$141,651	30.7%

GAAP OPERATING EXPENSES	$59,093	24.9%	$58,771	28.3%	47,704	27.6%	$173,124	27.7%	$138,010	29.9%
Adjustment for stock based compensation charges	(3,336)	-1.4%	(3,501)	-1.7%	(2,702)	-1.6%	(9,532)	-1.5%	(7,978)	-1.7%
Adjustment for settlement of lawsuit	—	0.0%	—	0.0%	—	0.0%	—	0.0%	(2,950)	-0.6%
Adjustment for restructuring expense	(11)	0.0%	(395)	-0.2%	—	0.0%	(406)	-0.1%	—	0.0%
Adjustment for charges associated with acquisitions									—
Amortization of intangible assets	(202)	-0.1%	(202)	0.0%	(214)	-0.1%	(605)	-0.1%	(621)	-0.1%
Change in estimate of earnout liability	467	0.2%	—	0.1%	—	0.0%	467	0.1%	—	0.0%

NON-GAAP OPERATING EXPENSES	$56,011	23.6%	$54,673	26.5%	44,788	25.9%	$163,048	26.1%	$126,461	27.4%

GAAP OPERATING INCOME (LOSS)	$38,866	16.4%	$26,712	12.9%	10,738	6.2%	$78,817	12.6%	$(1,699)	-0.3%
Adjustment for stock based compensation charges	4,657	2.0%	4,630	2.2%	3,970	2.3%	12,939	2.1%	10,508	2.3%
Adjustment for restructuring expense	11	0.0%	395	0.2%	—	0.0%	406	0.1%	—	0.0%
Adjustment for settlement of lawsuit	—	0.0%	—	0.0%	—	0.0%	—	0.0%	2,950	0.6%
Adjustment for charges associated with acquisitions	774	0.3%	1,266	0.6%	1,083	0.6%	3,262	0.5%	3,430	0.7%

NON-GAAP OPERATING INCOME	$44,308	18.7%	$33,003	15.9%	15,791	9.1%	$95,424	15.3%	$15,189	3.2%

GAAP NET INCOME (LOSS)	$110,891	46.8%	$22,459	10.8%	10,511	6.1%	$147,059	23.5%	$(1,232)	-0.3%
Adjustment for stock based compensation charges	4,657	2.0%	4,630	2.2%	3,970	2.3%	12,939	2.1%	10,508	2.3%
Adjustment for restructuring expense	11	0.0%	395	0.2%	—	0.0%	406	0.1%	—	0.0%
Adjustment for settlement of lawsuit	—	0.0%	—	0.0%	—	0.0%	—	0.0%	2,950	0.6%
Adjustment for non-cash tax (benefit) expense	(72,223)	-30.5%	4,211	2.0%	284	0.2%	(69,054)	-11.1%	(804)	-0.2%
Adjustment for charges associated with acquisitions	862	0.3%	1,355	0.7%	1,207	0.7%	3,590	0.6%	3,991	0.8%

NON-GAAP NET INCOME	$44,198	18.6%	$33,050	15.9%	15,972	9.2%	$94,940	15.2%	$15,413	3.3%

GAAP DILUTED EARNINGS (LOSS) PER SHARE	$0.68		$0.14		$0.07		$0.91		$(0.01)
Adjustment for stock based compensation charges	0.02		0.03		0.02		0.08		0.07
Adjustment for restructuring expense	0.00		0.00		—		0.00		—
Adjustment for settlement of lawsuit	—		—		—		—		0.02
Adjustment for non-cash tax expense	(0.44)		0.02		0.00		(0.42)		(0.01)
Adjustment for charges associated with acquisitions	0.01		0.01		0.01		0.02		0.03

NON-GAAP DILUTED EARNINGS PER SHARE	$0.27		$0.20		$0.10		$0.58		$0.10

GAAP COMMON SHARES ASSUMING DILUTION	$162,653		$161,562		$157,344		$161,146		$148,789
Adjustment for equity compensation charges	1,607		1,323		1,691		1,424		950

COMMON SHARES ASSUMING DILUTION EXCLUDING EQUITY COMPENSATION	$164,260		$162,885		$159,035		$162,570		$149,739